First Horizon ABS Trust 2004-HE2
$312,847,000 (Approximate) Class A Notes First Tennessee Bank National Association (Seller and Master Servicer) First Horizon Asset Securities, Inc. (Depositor) (Guarantor)

FTN FINANCIAL

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

FHABS Home Equity Loan Trust 2004-HE2

To 10% Optional Termination (1)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	312,847,000	Flt-PT	1m LIBOR	2.15	7/04-10/09	10/2009	2/2034	AAA/Aaa

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	312,847,000	Flt-PT	1m LIBOR	2.29	7/04-1/14	1/2014	2/2034	AAA/Aaa

Prepayment Rate / Draw Rate

HELOCs 40% CPR / 10% CDR

(1)

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after the first Payment Date on which the principal balance of the Class A Notes declines to 10%  or less of the principal balance of the Class A Notes as of the Closing Date.

(2)

The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Insurer guarantees payment equal to the aggregate outstanding Class A Note principal balance.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws

Class A

(Assumes 10.0% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	3.74	7/04 – 9/13	2.44	7/04 – 8/10	1.73	7/04 – 11/08	1.48	7/04 – 4/08	1.28	7/04 – 10/07
5%	4.34	7/04 – 4/14	2.77	7/04 – 3/11	1.92	7/04 – 5/09	1.62	7/04 – 8/08	1.39	7/04 – 1/08
10%	5.07	7/04 – 8/14	3.19	7/04 – 10/11	2.15	7/04 – 10/09	1.80	7/04 – 1/09	1.52	7/04 – 5/08
20%	7.09	7/04 – 7/14	4.33	7/04 – 7/12	2.81	7/04 – 10/10	2.30	7/04 – 12/09	1.89	7/04 – 3/09
30%	6.96	7/04 – 3/14	6.24	7/04 – 10/12	3.87	7/04 – 6/11	3.09	7/04 – 10/10	2.49	7/04 – 2/10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws (continued)

Class A

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	4.00	7/04 – 9/21	2.65	7/04 – 9/17	1.88	7/04 – 5/14	1.62	7/04 – 2/13	1.40	7/04 – 12/11
5%	4.54	7/04 – 5/19	2.96	7/04 – 8/16	2.07	7/04 – 4/14	1.76	7/04 – 3/13	1.51	7/04 – 3/12
10%	5.20	7/04 – 10/17	3.34	7/04 – 9/15	2.29	7/04 – 1/14	1.93	7/04 – 3/13	1.64	7/04 – 5/12
20%	7.15	7/04 – 8/15	4.42	7/04 – 5/14	2.92	7/04 – 5/13	2.41	7/04 – 11/12	2.00	7/04 – 5/12
30%	7.01	7/04 – 2/15	6.27	7/04 – 6/13	3.93	7/04 – 10/12	3.17	7/04 – 6/12	2.57	7/04 – 3/12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Trust:	First Horizon ABS Trust 2004-HE2
Depositor:	First Horizon Asset Securities, Inc.
Seller and Servicer:	First Tennessee Bank National Association
Indenture Trustee:	Bank of New York
Owner Trustee:	Wilmington Trust Company
Surety Provider:	MBIA Insurance Corporation (“MBIA”)
Note Ratings:	S&P and Moody’s
Sole Manager:	FTN Financial
Expected Pricing Date:	The week of June 14, 2004
Expected Closing Date:	On or about June 25, 2004
Payment Date:	25th of each month, or the next succeeding Business Day (First Payment Date: July 26, 2004)
Cut-Off Date:	June 1, 2004
Delay Days:	0 days
Day Count:	Actual/360
Interest Accrual:	Accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.
Class A Note Rate:	The lesser of (x) 1 Month LIBOR + __% (the “Class A Formula Rate”) and (y) the Maximum Rate.
Due Period:	The calendar month immediately preceding the month in which the current Payment Date occurs.
Credit Enhancement:	Excess spread. Approximate excess spread at issue is 3.48%
2.30% overcollateralization target.

MBIA Insurance Corporation (“MBIA” or the “Insurer”) will unconditionally guarantee timely payments of interest on the Class A Notes and payments of principal as described below (“Guaranteed Principal Distribution Amount”).

Optional Termination:

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after which the principal balance of the Class A Notes declines to 10% or less of the principal balance of the Class A Notes as of the Closing Date.

Termination of Trust:

The Trust shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing on the Class A Notes and to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust and distribution of related proceeds; (ii) the optional purchase by the Servicer of the mortgage loans as described above and distribution of related proceeds and (iii) the Payment Date in February 2034

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Class A Notes will not be SMMEA eligible.
ERISA Eligibility:	The Class A Notes are expected to be ERISA eligible.
Tax Structure:	Debt for Federal income tax purposes.
Servicing Advances:	All reasonable and customary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of
(i) the preservation, restoration and protection of the mortgaged property,
(ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and
(iv) compliance with various other obligations as specified in the Sale and Servicing Agreement.
The Servicer will not advance delinquent payments of principal and interest.
Interest Distributions:	Interest collections (net of the servicing fee and the indenture trustee fee) allocable to the Class A Notes will be distributed in the following priority:
(1) to pay the Insurer premium;
(2) to pay accrued and overdue accrued interest on the Class A Notes at the Class A Note Rate;
(3) to cover any Investor Charge-Off Amounts;
(4) to reimburse the Insurer for prior draws made from the Policy;
(5) to build overcollateralization up to the required level;
(6) as payment for any other amounts owed to the Insurer;
(7) to pay the Class A LIBOR Interest Carryover; and
(8) to the owner of the transferor interest.
Maximum Rate:

The Maximum Rate for any payment date is equal to the product of (i) the average of the mortgage loan rates (adjusted to an actual/360 basis), minus the servicing fee rate, the rate at which the indenture trustee’s fees are calculated, the rate at which the premium on the Policy is calculated and 25 basis points, for each mortgage loan, weighted on the basis of the related principal balance of each mortgage loan on the first day of the related Due Period, multiplied by (ii) a fraction the numerator of which is the Invested Amount for the previous Payment Date and the denominator of which is the Class A Note principal balance after taking into account all payments of principal on such previous Payment Date.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is equal to the Maximum Rate, any interest which would have accrued at the Class A Formula Rate above the Maximum Rate will be payable (with interest accrued thereon at the Class A Formula Rate) on the next Payment Date to the extent available.

Distributable Excess Spread:

The interest collections on the mortgage loans that are allocated to the Class A Notes are expected to exceed the amount of interest due and payable on the Class A Notes. A portion of this excess will be applied as payments of principal on the Class A Notes. This will result in a limited acceleration of principal payments on the Class A Notes relative to the amortization of the mortgage loans, thereby creating overcollateralization for the Class A Notes (the amount of such overcollateralization, the “overcollateralization amount”). Once the required level of overcollateralization is reached, the application of the excess payments will cease, until it is again needed to maintain the required level of overcollateralization.

Overcollateralization Release:

Beginning with the Payment Date in January 2007, the overcollateralization amount is allowed to step down subject to delinquency, cumulative loss, and excess spread tests.  If these tests are satisfied, the overcollateralization requirement after the Payment Date in December 2006 will equal the greater of: (A) 4.60% of the current pool principal balance; and (B) 0.50% of the Cut-Off Date pool principal balance.

At any time the excess of the overcollateralization amount over the specified overcollateralization amount (such excess, the “excess overcollateralization amount”) will reduce the amount of principal collections distributed on a payment date and will be released from the trust.

Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in June 2009 or the occurrence of a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the earlier of Payment Date in July 2009 or the occurrence of a Rapid Amortization Event.
Principal Collections Distributed to Noteholders:

On each Payment Date during the Managed Amortization Period, holders of the Class A Notes will receive the excess (if any) of aggregate principal collections on the mortgage loans during the related Due Period less aggregate draws on such mortgage loans allocable to such period.

On each Payment Date during the Rapid Amortization Period, holders of the Class A Notes will receive 100% of the principal collections on the mortgage loans during the related Due Period until the Class A Notes are paid in full.

Guaranteed Principal Distribution Amount:

With respect to any Payment Date other than the Payment Date in February 2034, MBIA will guarantee a payment equal to the amount, if any, by which the Class A Note principal balance (after giving effect to the payment of principal on such Payment Date) exceeds the Invested Amount for that Payment Date.  With respect to the Payment Date in February 2034, MBIA will guarantee a payment equal to the outstanding Class A Note principal balance.

Invested Amount:

With respect to any Payment Date is the Invested Amount on the Closing Date reduced by (i) the aggregate amount of Investor Principal Distribution Amounts paid on the Class A Notes (before taking into account Overcollateralization Reduction Amounts) up to and including the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts up to and including such Payment Date.  The Invested Amount on the Closing Date will be approximately $312,847,441.05.

Investor Principal Distributions Amounts:

For each Payment Date through the Payment Date in June 2009, unless a Rapid Amortization Event has occurred and is continuing, is equal to all Principal Collections received during the preceding Due Period minus the amount of all additional balances drawn under the mortgage loans during the preceding Due Period (but not less than zero); and on each Payment Date after the Payment Date in June 2009 or if a Rapid Amortization Event has previously occurred and is continuing, is equal to all Principal Collections received during the preceding Due Period. In each case such amount will be reduced by the Overcollateralization Reduction Amount.

Overcollateralization Reduction Amount:

The lesser of the excess overcollateralization amount for such Payment Date and the Investor Principal Distribution Amount for such Payment Date (before taking into account the Overcollateralization Reduction Amount).

Investor Charge-Off Amounts:	The Floating Allocation Percentage of the amount of the principal balance that has been written down.
Floating Allocation Percentage:

With respect to any Payment Date is the percentage equivalent of a fraction with a numerator of the Invested Amount for the previous Payment Date (or the Closing Date, in the case of the first Payment Date) and a denominator of the Pool Balance at the end of the related Due Period (or as of the Cut-Off Date, in the case of the first Payment Date).

Rapid Amortization Event:

(i)

Class A interest collections or principal collections for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Class A Notes, and such failure continues for a period of five Business Days;

(ii) a declaration of bankruptcy or insolvency by any of the Trust, the Depositor, or the Servicer;
(iii) the Trust becomes subject to the Investment Company Act of 1940;
(iv) The occurrence of a servicing termination event;
(v) The occurrence of a draw on the policy which remains unreimbursed for a period of 90 days;
(vi) Cumulative losses exceed the following: Months Percentage 0 – 24 2.00% 25 – 36 2.50 37 – 48 3.00 49 – 60 3.50 61+ 4.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Loss, Delinquency and Foreclosure Experience of the Servicer’s Portfolio of HELOCs

	As of March 31, 2004 Principal Balance	Percentage	As of December 31, 2003 Principal Balance	Percentage	As of December 31, 2002 Principal Balance	Percentage
Portfolio	$3,854,024,316		$3,805,383,938		$2,352,658,981

Delinquencies
30-59 days	7,173,436	0.19%	9,859,124	0.26%	9,521,494	0.40%
60-89 days	3,998,862	0.10%	3,123,960	0.08%	4,492,324	0.19%
90-119 days	2,495,753	0.06%	1,922,789	0.05%	3,065,419	0.13%
120 plus	3,554,670	0.09%	3,141,828	0.08%	3,543,269	0.15%

Total Delinquency	$17,222,721	0.45%	$18,047,701	0.47%	$20,622,506	0.88%

Gross Charge-offs	$2,832,770		$12,785,048		$11,509,627
Recoveries	514,940		1,236,360		863,191
Net Charge-offs	$2,317,830		$11,548,688		$10,646,436

	As of December 31, 2001 Principal Balance	Percentage	As of December 31, 2000 Principal Balance	Percentage
Portfolio	$1,218,572,642		$970,529,927

Delinquencies
30-59 days	13,362,147	1.10%	9,696,096	1.00%
60-89 days	3,771,517	0.31%	2,767,334	0.29%
90-119 days	1,379,156	0.11%	2,377,347	0.24%
120 plus	2,775,811	0.23%	2,864,624	0.30%

Total Delinquency	$21,288,632	1.75%	$17,705,400	1.82%

Gross Charge-offs	$10,470,197		$6,050,114
Recoveries	434,360		281,778
Net Charge-offs	$10,035,837		$5,768,336

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Summary
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)
Total Number of Loans	6,282
Total Outstanding Loan Balance	$312,847,441.05
Average Loan Balance	$49,800.61
Average Credit Limit	$51,654.52
Average Credit Limit Utilization Rate	96.41%
Current WA Coupon	5.584%
WA Margin	1.584%
WA Seasoning (months)	7
WA Remaining Term (months)	237
WA Remaining Draw Term (months)	68
WA CLTV	87.35%
WA Current FICO (as of May 2004)	714
Lien Position (% first / % junior)	8.88% / 91.12%
Property Type
Single Family	71.99%
Planned Unit Development	21.74%
Condominium	5.37%
Occupancy Status
Owner Occupied	98.63%
Non-Owner Occupied	1.37%
Geographic Distribution	CA 21.97%
WA 7.33%
VA 6.28%
MD 5.25%
OR 4.81%
GA 4.27%
FL 4.15%
AZ 3.82%
PA 3.74%
MA 3.19%
other states account individually for less than 3% of pool balance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Principal Balances
Current HELOC Balance Range	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Less than $20,001	1,049	$15,799,465.74	5.05%
$ 20,001 – $ 40,000	2,422	71,555,087.39	22.87
$ 40,001 – $ 60,000	1,294	63,656,372.41	20.35
$ 60,001 – $ 80,000	575	39,871,129.74	12.74
$ 80,001 – $100,000	413	37,834,180.11	12.09
$100,001 – $120,000	146	16,087,222.35	5.14
$120,001 – $140,000	99	12,728,221.73	4.07
$140,001 – $160,000	89	13,232,963.22	4.23
$160,001 – $180,000	48	8,150,613.57	2.61
$180,001 – $200,000	43	8,294,321.12	2.65
$200,001 – $220,000	27	5,679,043.87	1.82
$220,001 – $240,000	26	6,004,464.84	1.92
$240,001 – $260,000	39	9,659,090.06	3.09
$260,001 – $300,000	6	1,732,707.81	0.55
$301,001 – $400,000	3	1,102,557.09	0.35
$400,001 – $500,000	3	1,460,000.00	0.47
Total:	6,282	$312,847,441.05	100.00%

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Owner Occupied	6,200	$308,568,924.05	98.63%
Second Homes	79	4,106,059.65	1.31
Investor	3	172,457.35	0.06
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.00 and below	1	$ 9,767.37	0.00%
5.01 - 10.00	6	128,972.25	0.04
10.01 - 15.00	6	217,254.43	0.07
15.01 - 20.00	22	1,294,896.42	0.41
20.01 - 25.00	15	921,079.13	0.29
25.01 - 30.00	15	1,059,516.82	0.34
30.01 - 35.00	13	1,225,997.28	0.39
35.01 - 40.00	20	1,490,199.83	0.48
40.01 - 45.00	22	2,084,776.67	0.67
45.01 - 50.00	29	2,225,892.41	0.71
50.01 - 55.00	35	2,752,539.33	0.88
55.01 - 60.00	47	3,166,915.44	1.01
60.01 - 65.00	64	5,021,356.82	1.61
65.01 - 70.00	92	7,441,773.06	2.38
70.01 - 75.00	160	12,762,958.39	4.08
75.01 - 80.00	418	32,203,053.27	10.29
80.01 - 85.00	324	17,833,006.96	5.70
85.01 - 90.00	1,715	77,359,402.95	24.73
90.01 - 95.00	1,535	64,651,674.27	20.67
95.01 - 100.00	1,743	78,996,407.95	25.25
Total:	6,282	$312,847,441.05	100.00%

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	2,413	$113,359,979.95	36.23%
Rate/term refinance	807	36,540,202.99	11.68
Cash out refinance	3,062	162,947,258.11	52.09
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	4,519	$225,211,986.49	71.99%
Planned Unit Development	1327	68,013,827.84	21.74
Townhouse	6	267,940.71	0.09
Condominium	357	15,869,669.19	5.07
Condominium/Highrise	20	939,084.78	0.30
Two-four family	48	2,405,705.65	0.77
Manf/Mobile	5	139,226.39	0.04
Total:	6,282	$312,847,441.05	100.00%

Geographic Distribution
Top 10 States	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	908	$68,731,618.05	21.97%
Washington	520	22,938,787.85	7.33
Virginia	336	19,649,387.58	6.28
Maryland	320	16,418,434.72	5.25
Oregon	336	15,047,742.85	4.81
Georgia	319	13,362,311.56	4.27
Florida	255	12,967,676.56	4.15
Arizona	266	11,959,581.79	3.82
Pennsylvania	327	11,695,934.02	3.74
Massachusetts	166	9,992,160.80	3.19
Total:	3,753	$202,763,635.78	64.81%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Current FICO Scores
Range of Current FICO Scores	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
001 – 499	5	$ 251,628.32	0.08%
500 – 519	5	166,716.10	0.05
520 – 539	14	919,923.95	0.29
540 – 559	19	805,563.86	0.26
560 – 579	54	2,342,327.52	0.75
580 – 599	79	3,445,238.80	1.10
600 – 619	163	7,408,344.95	2.37
620 – 639	306	14,210,470.77	4.54
640 – 659	450	21,509,614.87	6.88
660 – 679	669	30,753,432.95	9.83
680 – 699	888	44,573,277.98	14.25
700 – 719	816	41,029,183.89	13.11
720 – 739	738	37,153,713.92	11.88
740 – 759	718	36,287,300.21	11.60
760 – 779	552	29,430,991.33	9.41
780 – 799	449	22,915,223.26	7.32
800 – 819	275	15,392,393.18	4.92
820 – 839	70	3,448,277.55	1.10
840 – 859	10	692,253.32	0.22
860 – 879	2	111,564.32	0.04
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

HELOC Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Less than – $20,001	997	$14,921,701.28	4.77%
$20,001 – $40,000	2,386	69,415,790.77	22.19
$40,001 – $60,000	1,318	63,585,216.61	20.32
$60,001 – $80,000	584	39,695,169.08	12.69
$80,001 – $100,000	435	38,560,985.28	12.33
$100,001 – $120,000	136	14,686,958.50	4.69
$120,001 – $140,000	105	12,862,219.81	4.11
$140,001 – $160,000	108	15,097,581.31	4.83
$160,001 – $180,000	51	8,014,663.23	2.56
$180,000 – $200,000	46	8,520,999.38	2.72
$200,001 – $220,000	27	5,552,614.47	1.77
$220,001 – $240,000	22	4,884,972.83	1.56
$240,001 – $260,000	51	11,924,201.50	3.81
$260,001 – $300,000	9	2,421,115.49	0.77
$300,001 – $400,000	3	1,102,557.09	0.35
$400,001– $500,000	4	1,600,694.42	0.51
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.00 – 4.99	4	$ 7,197.71	0.00%
15.00 – 19.99	4	55,010.75	0.02
20.00 – 24.99	1	40,935.00	0.01
25.00 – 29.99	5	299,293.95	0.10
30.00 – 34.99	4	144,740.53	0.05
35.00 – 39.99	3	172,129.28	0.06
40.00 – 44.99	4	267,127.54	0.09
45.00 – 49.99	5	258,104.85	0.08
50.00 – 54.99	7	468,760.58	0.15
55.00 – 59.99	7	324,553.65	0.10
60.00 – 64.99	22	1,268,826.34	0.41
65.00 – 69.99	27	1,833,025.11	0.59
70.00 – 74.99	33	1,701,007.91	0.54
75.00 – 79.99	31	1,733,880.41	0.55
80.00 – 84.99	52	3,294,596.79	1.05
85.00 – 89.99	91	4,893,273.03	1.56
90.00 – 94.99	541	22,481,927.98	7.19
95.00 – 99.99	4,142	197,837,706.65	63.24
100.00	1,299	75,765,342.99	24.22
Total:	6,282	$312,847,441.05	100.00%

Original Term
Original Term to Maturity (Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
240	6,106	$302,012,459.37	96.54%
360	176	10,834,981.68	3.46
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Remaining Term to Maturity
Remaining Term to Maturity (Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
223	5	$ 319,009.49	0.10%
225	2	81,901.87	0.03
228	314	11,586,417.54	3.70
229	1,300	53,928,838.57	17.24
230	977	45,648,058.72	14.59
231	100	5,327,303.34	1.70
232	75	5,181,769.83	1.66
233	118	9,593,111.47	3.07
234	411	24,576,478.57	7.86
235	1,212	63,914,953.16	20.43
236	725	39,372,324.93	12.59
237	557	27,710,878.08	8.86
238	310	14,771,413.80	4.72
344	1	70,130.25	0.02
345	1	52,132.92	0.02
346	1	31,794.43	0.01
348	4	100,869.15	0.03
349	24	1,288,588.38	0.41
350	29	1,604,441.45	0.51
351	69	3,685,736.52	1.18
352	36	2,710,336.55	0.87
355	11	1,290,952.03	0.41
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

HELOC Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
-1.249 – 1.000	1	$ 180,000.00	0.06%
-0.749 – 0.500	2	180,655.96	0.06
-0.499 – 0.250	253	20,755,945.53	6.63
-0.249 – 0.000	451	32,859,782.97	10.50
0.001 – 0.250	98	8,349,298.30	2.67
0.251 – 0.500	75	6,878,467.53	2.20
0.501 – 0.750	78	7,735,807.59	2.47
0.751 – 1.000	959	40,530,144.59	12.96
1.001 – 1.250	186	10,562,428.44	3.38
1.251 – 1.500	234	12,269,776.63	3.92
1.501 – 1.750	349	16,199,276.51	5.18
1.751 – 2.000	1782	73,893,325.41	23.62
2.001 – 2.250	255	13,947,356.52	4.46
2.251 – 2.500	139	6,984,954.99	2.23
2.501 – 2.750	419	18,518,023.07	5.92
2.751 – 3.000	201	9,594,775.38	3.07
3.001 – 3.250	127	5,745,650.40	1.84
3.251 – 3.500	128	6,549,664.49	2.09
3.501 – 3.750	206	8,354,701.91	2.67
3.751 – 4.000	192	7,767,640.24	2.48
4.001 – 4.250	85	2,921,886.23	0.93
4.251 – 4.500	35	1,178,323.98	0.38
4.501 – 4.750	7	282,764.54	0.09
4.751 – 5.000	14	464,924.73	0.15
5.001 – 5.250	2	27,828.22	0.01
5.251 – 5.500	3	102,051.81	0.03
5.501 – 5.750	1	11,985.08	0.00
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Current Loan Rates
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.000 and Below	1	$180,000.00	0.06%
3.251 – 3.500	2	180,655.96	0.06
3.501 – 3.750	253	20,755,945.53	6.63
3.751 – 4.000	451	32,859,782.97	10.50
4.001 – 4.250	98	8,349,298.30	2.67
4.251 – 4.500	75	6,878,467.53	2.20
4.501 – 4.750	78	7,735,807.59	2.47
4.751 – 5.000	959	40,530,144.59	12.96
5.001 – 5.250	186	10,562,428.44	3.38
5.251 – 5.500	234	12,269,776.63	3.92
5.501 – 5.750	349	16,199,276.51	5.18
5.751 – 6.000	1782	73,893,325.41	23.62
6.001 – 6.250	255	13,947,356.52	4.46
6.251 – 6.500	139	6,984,954.99	2.23
6.501 – 6.750	419	18,518,023.07	5.92
6.751 – 7.000	201	9,594,775.38	3.07
7.001 – 7.250	127	5,745,650.40	1.84
7.251 – 7.500	128	6,549,664.49	2.09
7.501 – 7.750	206	8,354,701.91	2.67
7.751 – 8.000	192	7,767,640.24	2.48
8.001 – 8.250	85	2,921,886.23	0.93
8.251 – 8.500	35	1,178,323.98	0.38
8.501 – 8.750	7	282,764.54	0.09
8.751 – 9.000	14	464,924.73	0.15
9.001 – 9.250	2	27,828.22	0.01
9.251 – 9.500	3	102,051.81	0.03
9.501 – 9.750	1	11,985.08	0.00
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Maximum Loan Rates
Maximum Loan Rate (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
15.000	65	$2,646,286.56	0.85%
16.000	145	5,407,113.61	1.73
18.000	379	18,019,325.54	5.76
18.950	332	19,208,314.15	6.14
21.000	4839	244,507,495.23	78.16
25.000	522	23,058,905.96	7.37
Total:	6,282	$312,847,441.05	100.00%

Original Draw Period
Original Draw Period Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
60	4,992	$233,338,803.06	74.59%
120	1,290	79,508,637.99	25.41
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Remaining Draw Period
Remaining Draw Period Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
43	5	$ 319,009.49	0.10%
45	2	81,901.87	0.03
48	286	10,156,142.61	3.25
49	1,156	46,613,738.27	14.90
50	844	38,400,881.93	12.27
51	72	3,314,227.37	1.06
52	33	2,274,813.34	0.73
53	25	1,564,155.75	0.50
54	273	14,531,673.85	4.64
55	966	48,644,618.90	15.55
56	606	32,609,486.95	10.42
57	467	22,834,564.42	7.30
58	257	11,993,588.31	3.83
104	1	70,130.25	0.02
105	1	52,132.92	0.02
106	1	31,794.43	0.01
108	32	1,531,144.08	0.49
109	168	8,603,688.68	2.75
110	162	8,851,618.24	2.83
111	97	5,698,812.49	1.82
112	78	5,617,293.04	1.80
113	93	8,028,955.72	2.57
114	138	10,044,804.72	3.21
115	257	16,561,286.29	5.29
116	119	6,762,837.98	2.16
117	90	4,876,313.66	1.56
118	53	2,777,825.49	0.89
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of June 1, 2004 (Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2003	3,297	$158,677,127.14	50.72%
2004	2,985	154,170,313.91	49.28
Total:	6,282	$312,847,441.05	100.00%

Lien Position
Lien Position	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1st Lien	262	$ 27,790,636.37	8.88%
2nd Lien	6,020	285,056,804.68	91.12
Total:	6,282	$312,847,441.05	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).